Exhibit 99.1

Clearwater Analytics to be Acquired for $8.4 Billion by Permira and Warburg Pincus, Supported by Francisco Partners and Temasek

Stockholders will receive $24.55 per share

BOISE, Idaho, December 21, 2025 – Clearwater Analytics (NYSE: CWAN) (“CWAN” or the “Company”), announced that it has entered into a definitive agreement to be acquired in a transaction valued at approximately $8.4 billion by a Permira and Warburg Pincus-led Investor Group (the “Investor Group”), with participation from Temasek. The Investor Group has key support from Francisco Partners.

After a thorough process including engaging with certain strategics and financial sponsors, the Special Committee of the CWAN Board of Directors, composed entirely of independent and disinterested directors, upon the advice of its independent outside legal counsel and financial advisor, unanimously recommended this transaction. The CWAN Board of Directors subsequently approved this transaction.

Under the terms of the agreement, CWAN stockholders will receive $24.55 per share in cash upon completion of the proposed transaction. The per share purchase price represents a premium of approximately 47 percent over CWAN’s undisturbed share price as of November 10, 2025, the last trading day prior to media reports regarding a potential transaction.

“This deal represents a great outcome for Clearwater Analytics and our stockholders,” said Sandeep Sahai, CEO, CWAN. “It also positions us well for our next chapter of growth. Operating as a private company will empower us to invest boldly as we integrate the platforms to deliver a next-generation front-to-back solution that natively addresses alternative assets, provides industry leading risk analytics, and delivers on agentic solutions powered by our unique and proprietary database. This will allow us to continue delighting our clients across global markets. We are thrilled to have the support of Permira and Warburg Pincus.”

“Both firms understand our business and the technology industry and have proven track records fostering growth for some of the largest and fastest-growing technology businesses globally. We look forward to building on our momentum and delivering advanced solutions for our clients and partners in the years ahead. I want to thank the Special Committee for the rigorous process and diligence with which they secured this outcome for our stockholders,” added Sahai.

“Clearwater Analytics continues to set the standard for excellence in the industry, and we are excited to invest behind the vision of creating an open, modular, front-to-back platform for institutional investment management,” said Alex Stratoudakis, Managing Director, Warburg Pincus. “We’re excited to leverage our deep financial technology expertise and partner with Permira and the CWAN team to drive the next wave of innovation and growth for the Company,” added Angel Pu Shum, Principal, Warburg Pincus.

“Clearwater Analytics built a single instance, multi-tenant platform for investment accounting in an industry that was and continues to be dominated by legacy solutions. We are excited about the vision for the platform and will continue to invest in building a true front-to-back solution by integrating the industry-leading solutions from Enfusion and Beacon. The next cycle will be shaped by AI and data, and we believe the business is uniquely positioned to continue to lead through this shift,” said Andrew Young, Partner at Permira. “We are very excited to back Sandeep and his team on their AI journey and in delivering a seamlessly integrated platform,” added Alberto Riva, Managing Director at Permira.

“The quality of Clearwater Analytics’ business and strength of its team are evident in the company’s growing leadership as it serves expanding segments of institutional investors across the US and Europe and, increasingly, delivers front-to-back solutions to these customers. We look forward to partnering with Warburg and Permira to drive the Company’s next phase of growth,” said Ashley Evans, Partner at Francisco Partners.

CWAN will continue to operate as usual during the pendency of the transaction, with the same commitment to clients, employees, and partners.

Certain Terms, Approvals and Timing
Following the recommendation of a Special Committee, the CWAN Board of Directors approved the merger agreement. The acquisition is subject to approval by CWAN’s stockholders (including a majority of votes cast by disinterested stockholders) and is expected to close in the first half of 2026, subject to customary closing conditions, including receipt of regulatory approvals.

Upon completion of the transaction, CWAN’s common stock will no longer be publicly listed on the New York Stock Exchange, and CWAN will become a privately held company.

The merger agreement provides for a “go-shop” period ending on January 23, 2026, during which CWAN, at the direction of the Special Committee and with the assistance of its advisors, will be permitted to actively solicit and evaluate alternative acquisition proposals, with a potential 10-day extension for certain parties that submit acquisition proposals during the initial go-shop period. There can be no assurance that this process will result in a superior proposal, and CWAN does not intend to disclose developments with respect to the go-shop process unless and until it determines that such disclosure is appropriate or otherwise required. CWAN will have the right to terminate the Merger Agreement to enter into a superior proposal, subject to the terms and conditions of the Merger Agreement.

The foregoing description of the merger agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the merger agreement, for which CWAN will file a Form 8-K with the Securities and Exchange Commission.

Advisors
PJT Partners is serving as the exclusive financial advisor, and Cravath, Swaine & Moore LLP is serving as legal counsel, to the Special Committee of the CWAN Board of Directors. J.P. Morgan is serving as the exclusive financial advisor, and Kirkland & Ellis LLP is serving as legal counsel, to CWAN. Goldman Sachs & Co. LLC is acting as financial advisor to the Investor Group. Private Credit at Goldman Sachs Alternatives provided 100% committed debt financing to the Investor Group. Latham and Watkins LLP is serving as M&A counsel to the Investor Group. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as finance counsel to the Investor Group.

About Clearwater Analytics
Clearwater Analytics (NYSE: CWAN) is transforming investment management with the industry’s most comprehensive cloud-native platform for institutional investors across global public and private markets. While legacy systems create risk, inefficiency, and data fragmentation, CWAN’s single-instance, multi-tenant architecture delivers real-time data and AI-driven insights throughout the investment lifecycle. The platform eliminates information silos by integrating portfolio management, trading, investment accounting, reconciliation, regulatory reporting, performance, compliance, and risk analytics in one unified system. Serving leading insurers, asset managers, hedge funds, banks, corporations, and governments, CWAN supports over $10 trillion in assets globally. Learn more at www.cwan.com.

About Permira
Permira is a global investment firm that backs successful businesses with growth ambitions. Founded in 1985, the firm advises funds across two core asset classes, private equity and credit, with total committed capital of more than €85 billion.

The Permira private equity funds make both long-term Buyout and Growth Equity investments in four key sectors: Technology, Consumer, Healthcare and Services. The Permira funds have previously supported and helped scale some of the largest and fastest-growing technology businesses globally, including Genesys, TeamViewer, Zendesk, McAfee, Mimecast, Octus, Informatica, Klarna, Magento, Teraco, and others.

Permira employs over 500 people in 17 offices across Europe, the United States, the Middle East and Asia. For more information, visit www.permira.com.

About Warburg Pincus
Warburg Pincus LLC is the pioneer of global growth investing. A private partnership since 1966, the firm has the flexibility and experience to focus on helping investors and management teams achieve enduring success across market cycles. Today, the firm has more than $85 billion in assets under management, and more than 215 companies in their active portfolio, diversified across stages, sectors, and geographies. Warburg Pincus has invested in more than 1,000 companies across its private equity, real estate, and capital solutions strategies. The firm is an active investor in the SaaS, data, fintech and insurance sectors globally, with notable investments, including Arch Insurance, Avalara, Avaloq, Beacon, FIS, Interactive Data Corporation (IDC), IntraFi, Primerica, Reorg Research, Sagent, Varo Money, and Wall Street Systems, among others.

The firm is headquartered in New York with more than 15 offices globally. For more information, please visit www.warburgpincus.com or follow us on LinkedIn.

About Francisco Partners
Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch over 25 years ago, Francisco Partners has invested in over 500 technology companies, making it one of the most active and longstanding investors in the technology industry. With over $50 billion in capital raised to date, the firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. For more information on Francisco Partners, please visit www.franciscopartners.com.

About Temasek
Temasek is a global investment company headquartered in Singapore, with a net portfolio value of US$324 billion as of 31 March 2025. Temasek's Purpose “So Every Generation Prospers” guides it to make a difference for today’s and future generations. Temasek seeks to build a resilient and forward-looking portfolio that will deliver sustainable returns over the long term. It has 13 offices in 9 countries around the world: Beijing, Hanoi, Mumbai, Shanghai, Shenzhen, and Singapore in Asia; and Brussels, London, Mexico City, New York, Paris, San Francisco, and Washington, D.C. outside Asia.

For more information on Temasek, please visit www.temasek.com.sg.

Use of Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's expectations with respect to the proposed transaction, including the timing thereof, and the Company’s possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from the Company’s current expectations and include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; (vi) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (vii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) risks that the anticipated benefits of the proposed transaction are not realized when and as expected; (x) the availability of capital and financing and rating agency actions in connection with the proposed transaction (xi)  other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on February 26, 2025 (as amended by Amendment No. 1 thereto, filed with the SEC on March 7, 2025), and in other periodic reports filed by the Company with the SEC. These filings are available at www.sec.gov and on the Company’s website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing the Company’s expectations or beliefs as of any date subsequent to the time they are made. The Company does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by the Investor Group. In connection with the proposed transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A in preliminary and definitive form for its special meeting of stockholders to approve the proposed transaction, and may file or furnish other documents with the SEC regarding the proposed transaction. In addition, the Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT AND SCHEDULE 13E-3 (IF AND WHEN THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the Company’s stockholders. Investors and stockholders are or will be able to obtain the documents (if and when available) filed with the SEC free of charge either from the SEC’s website at www.sec.gov, or from the Company’s Investor Relations webpage at investors.clearwateranalytics.com/overview.

Participants in the Solicitation
The Company and its directors, executive officers and other members of management and employees, under SEC rules, will be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025 (the “2025 Proxy Statement”). To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Media Contacts

For CWAN:
Claudia Cahill, Head of Communications and PR, press@cwan.com

For Permira:
Permira, James Williams, media@permira.com

For Warburg Pincus:
Kerrie Cohen, Global Head of Communications & Marketing, kerrie.cohen@warburgpincus.com